UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 10, 2018

PARAGON COMMERCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	001-37802	56-2278662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Glenwood Avenue Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (919) 788-7770

  Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☑

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 10, 2018, Paragon Commercial Corporation (the “Company”) held a special meeting of shareholders. There were two proposals submitted to shareholders at the special meeting. In the case of proposal 1, the Agreement and Plan of Reorganization was approved. The second proposal, to authorize the board of directors to adjourn or postpone the special meeting to a later date, if necessary or appropriate, was not voted on given the passage of proposal 1. Both proposals are described in greater detail in the Company’s definitive proxy statement for the special meeting, filed with the Securities and Exchange Commission on December 1, 2017.

The voting results were as follows:

Proposal 1:  Proposal to approve the Agreement and Plan of Reorganization, dated as of April 26, 2017, by and among TowneBank, TB Acquisition, LLC (“Merger Sub”), the Company, and Paragon Commercial Bank (“Paragon Bank”), including the related Plan of Merger, pursuant to which the Company will merge with and into Merger Sub and, immediately thereafter, Paragon Bank will merge with and into TowneBank.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,527,616	--	1,013	--

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the merger, the Company has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement. The Company has delivered a definitive proxy statement/prospectus to its shareholders seeking approval of the merger and related matters. In addition, each of TowneBank and the Company may file other relevant documents concerning the proposed merger with the Federal Deposit Insurance Corporation (“FDIC”) and SEC.

The Company’s shareholders are strongly urged to read the definitive proxy statement/prospectus regarding the proposed merger and other relevant documents filed with the FDIC and SEC, as well as any amendments or supplements to those documents, because they contain important information about TowneBank, the Company and the proposed merger. Free copies of the definitive proxy statement/prospectus, as well as other filings containing information about the Company, may be obtained at the SEC’s website (http://www.sec.gov). In addition, free copies of the definitive proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Paragon Commercial Corporation, 3535 Glenwood Avenue, Raleigh, North Carolina 27612, Attention: Investor Relations (telephone: (919) 788-7770), or by accessing the Paragon’s website at https://www.paragonbank.com under “About Us—Investor Relations.” The information on the Company’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings the Company makes with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAGON COMMERCIAL CORPORATION

Date: January 12, 2018	By:	/s/ Steven E. Crouse
Steven E. Crouse
Executive Vice President and Chief Financial Officer